THE CASH MANAGEMENT TRUST OF AMERICA(r)
THE U.S. TREASURY MONEY FUND OF AMERICA(SM)
THE TAX-EXEMPT MONEY FUND OF AMERICA(SM)

        Supplement to Prospectus dated March 15, 2001
                  September 28, 2001

As a result of the tragedy that took place in the United States on September 11, 2001, the American Funds money market funds listed above priced their shares to allow for purchases and sales on September 13 and 14, 2001, which were days the New York Stock Exchange was closed. Consequently, the first paragraph under the "Share Price" section on page 14 of the prospectus is amended to read:

SHARE PRICE

Each fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. Each fund may also calculate its share price on days the New York Stock Exchange is closed when deemed prudent to do so by the funds' officers. In calculating net asset value, market prices are used when available. Each fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.